                                                                    Exhibit 10.2

                                  April 2, 2004

US Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attention: Structured Finance/Maxtor Funding


      Re:   Maxtor Funding LLC Receivables Loan and Security Agreement

Ladies and Gentlemen:

      Reference is hereby made to that certain Receivables Loan and Security Agreement (the "Loan Agreement") dated as of May 9, 2003, by and among Radian Reinsurance Inc., as Facility Insurer, Maxtor Funding LLC, as Borrower, Maxtor Corporation, as Servicer, Merrill Lynch Commercial Finance Corp., as Lender and Agent, and U.S. Bank National Association, as Backup Servicer, Trustee, Collateral Agent and the Collection Account Bank. Capitalized terms used in this letter agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

      As of April 1, 2004, by letter from the Facility Insurer, the Amortization Commencement Date has occurred. The Loan Agreement provides that from and after the Amortization Commencement Date, the Trustee shall, among other things, not release any further funds to the Borrower or the Originator under Section 2.05(f) of the Loan Agreement and to apply all collected funds in the Collection Account in accordance with the provisions of Section 2.05(c) until the outstanding principal amount of all Loans have been paid in full and all other Obligations under the Loan Agreement have been paid in full. This letter memorializes the understanding of the Facility Insurer, the Borrower, the Lender, the Agent, and yourself with respect to the payment in full of the Obligations and termination of the Loan Agreement to be effective today, April 2, 2004.

      The Facility Insurer and the Agent each hereby notifies the Trustee that the respective dollar amounts specified as owing to such party in the attached
Schedule 1, if wired on April 2, 2004, will be sufficient to pay all Obligations of the Borrower accrued and owing to the Facility Insurer and the Agent through such date. You are hereby authorized and directed, as Trustee under the Loan Agreement, (and by your signature below, you hereby agree) to withdraw such amounts from the Collection Account and distribute such amounts to the Facility Insurer and the Agent, as noted on the attached Schedule 1, in immediately available funds on the date hereof by transferring such amounts to the accounts previously designated by the applicable parties for receiving transfers from the Collection Account. These directions are irrevocable, and all parties hereto agree that any provisions in the Loan Agreement or any other Transaction Documents otherwise prohibiting the prepayment of the Obligations as described herein shall be deemed waived by their execution of this letter agreement.

US Bank National Association, as Trustee
April 2, 2004
Page 2

            The parties hereto collectively acknowledge and agree that, upon the payment in full on the date hereof to the Facility Insurer, the Agent and U.S. Bank National Association of the amounts payable to such party as set forth on
Schedule 1 hereto, the following actions shall occur, automatically and irrevocably and without the need for any further action on the part of any party hereto:

            1. The Loan Agreement and (except as noted in paragraph 2 below) the Facility Insurance Agreement shall each be terminated, the Lender shall have no further obligations to advance any Loans under the Loan Agreement and, except as provided below, the parties thereto shall be released from any further obligations under the Loan Agreement and the other Transaction Documents except for (i) any such obligations which, under the terms of the applicable Transaction Documents, expressly survive the termination thereof and (ii) any obligations which are expressly described in paragraph 2 below.

            2. Notwithstanding paragraph 1 above: (i) the Facility Insurer's obligations under the Facility Insurance Policy in respect of any "Avoidance Draw Amount" shall continue until the date that the Facility Insurance Policy is otherwise terminated in accordance with its terms; (ii) in the event that any payment of any amount previously paid under the Transaction Documents or paid hereunder to the Lender, Agent, Facility Insurer, Trustee or Collateral Agent (each an "Indemnified Party"), is subsequently avoided under any applicable bankruptcy, insolvency, receivership or similar law, and as a result of such event, such Indemnified Party is required to return such avoided payment, or any portion of such voided payment, such obligation shall be reinstated in full force and effect; and (iii) any rights that the Agent and/or the Lender may have as against the Facility Insurer under the Facility Insurance Policy or the Facility Insurance Agreement and any rights the Facility Insurer may have as against the Agent and/or the Lender under the Facility Insurance Agreement will survive the execution of this agreement and remain in full force and effect and are hereby ratified and confirmed in all respects.

            3. Except with respect to the obligations expressly surviving termination as described above, each of Maxtor Corporation and Maxtor Funding LLC (the "Releasing Parties") hereby releases each of the other parties hereto and each of such other parties' respective shareholders, partners, principals, officers, directors, agents, representatives, affiliates, predecessors, assigns, lawyers and heirs (the "Released Parties") from any and all claims, demands, suits, causes of action and liabilities, of any nature whatsoever, known or unknown, fixed or contingent, which the Releasing Parties, or any of them, ever had or may have against the Released Parties, or any of them, arising under or in connection with the Transaction Documents.

            4. Upon the Trustee's receipt of written confirmation from the Agent and the Facility Insurer (which may be by facsimile or electronic mail) that the amounts described on Schedule 1 have been paid and distributed to such parties, the Agent and the Facility Insurer agree that the security interests created under the Loan Agreement shall be terminated and the Borrower shall be authorized, on behalf of the Agent, to prepare and file appropriate amendments terminating the financing statements filed to perfect the security interests created under the Transaction Documents.

US Bank National Association, as Trustee
April 2, 2004
Page 3



            5. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            6. This letter may be executed in multiple counterparts by the parties hereto, each of which shall constitute an original and all of which shall constitute one and the same instrument. This Agreement may also be executed by facsimile and each facsimile signature hereto shall be deemed for all purposes to be an original signature.

US Bank National Association, as Trustee
April 2, 2004
Page 4


         IN WITNESS WHEREOF, the parties hereto have executed this letter of direction as of April 2, 2004.


                                    RADIAN REINSURANCE INC., as Facility Insurer
                                    By: /s/ HEIDI BENZINGER
                                        ---------------------------------
                                    Name: Heidi Benzinger
                                    Title: Vice President

                                    MERRILL LYNCH COMMERCIAL FINANCE CORP.,
                                    as Agent and as Lender
                                    By: /s/ JOSEPH MAGNUS
                                        ---------------------------------
                                    Name: Joseph Magnus
                                    Title: Director


                                    MAXTOR FUNDING LLC
                                    By: /s/ GLEN T. HAUBL
                                        ---------------------------------
                                    Name: Glen T. Haubl
                                    Title: Treasurer

                                    MAXTOR CORPORATION, as Servicer
                                    By: /s/ GLEN T. HAUBL
                                        ---------------------------------
                                    Name: Glen T. Haubl
                                    Title: Treasurer


Acknowledged and Agreed:
U.S. BANK NATIONAL ASSOCIATION,
as Trustee, Collateral Agent, Collection Account Bank and Backup Servicer
By: /s/ EVE D. KAPLAN
    ---------------------------------
Name: EVE D. KAPLAN
Title: VICE PRESIDENT

                                   SCHEDULE 1
                 DISTRIBUTION AND ALLOCATION OF PAYOFF AMOUNTS


TO THE AGENT FOR THE ACCOUNT OF THE LENDER

Accrued Yield                                            $ 64,208.36
Non-Use Fees                                             $ 32,698.35
Reimbursable Expenses (other than legal fees)            $    649.23
Legal Fees                                               $ 36,861.24
                                                         -----------
TOTAL:                                                   $134,417.18


TO THE FACILITY INSURER
Accrued and Unpaid Premium                               $ 46,444.66
Default Premium                                          $121,444.66
Non-Use Fees                                             $ 32,833.28
Reimbursable Expenses
      Legal Fees                                         $ 28,000.00
      Internal Audit Expenses                            $    679.38
      Ernst & Young Expenses                             $ 31,455.00
                                                         -----------

TOTAL:                                                   $260,856.98

TO US BANK NATIONAL ASSOCIATION
Back-Up Servicer Standby Fee                             $  3,216.03
Trustee Fee                                              $  4,352.03
Termination Fee                                          $  2,500.00

TO SERVICER
Servicing Fee                                            $ 88,692.58


ANY FUNDS REMAINING ON DEPOSIT AFTER PAYMENT OF THE FOREGOING ACCOUNTS, TO BE DISTRIBUTED AT THE DIRECTION OF THE BORROWER